Filed Pursuant to Rule 497(k)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

Supplement dated August 29, 2016, to the Summary Prospectuses for Class A Shares, Class C Shares, Class I Shares and Class Y Shares for each of the Brookfield Global Listed Real Estate Fund, the Brookfield Global Listed Infrastructure Fund, the Brookfield Real Assets Securities Fund and the Brookfield U.S. Listed Real Estate Fund, each dated April 29, 2016.

Effective September 1, 2016, each Fund has eliminated its redemption fee.

All references in the Funds’ summary prospectuses regarding the application of a redemption fee by any of the Funds are hereby deleted.

Please contact the Funds at 1-855-244-4859 if you have any questions.

Please retain this Supplement for reference.